SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 30, 2003

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of January 1, 2003, providing for the issuance of Thornburg Mortgage Securities Trust 2003-1, Mortgage Loan Pass-Through Certificates, Series 2003-1)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-99463	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2003-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-99463) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $770,594,100 in aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3 and Class A-R, Thornburg Mortgage Securities Trust 2003-1, Mortgage Loan Pass-Through Certificates, Series 2003-1 on January 30, 2003.  The Public Certificates were offered pursuant to the definitive Prospectus, dated October 10, 2002, as supplemented by the Prospectus Supplement, dated January 27, 2003 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement and the Supplement to the Prospectus Supplement, dated January 30, 2003.

This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of January 1, 2003, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class A-R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $774,474,863 as of January 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Underwriting Agreement, dated January 27, 2003, between Greenwich Capital Acceptance, Inc., as depositor, and Greenwich Capital Markets, Inc., as the underwriter.

4.1

Pooling and Servicing Agreement, dated as of January 1, 2003, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of January 1, 2003, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

Servicing Agreement, dated as of  March 1, 2002, by and between Wells Fargo Bank Minnesota, National Association, as master servicer and Thornburg Mortgage Home Loans, Inc., as seller and servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002 and Sub-Servicing Acknowledgement Agreement, dated as of March 1, 2002, by and between Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement, dated as of December 1, 2002, with attached Transfer Notice, dated as of January 30, 2003.

99.2

Master Servicing Agreement, dated as of May 1, 2001, between Thornburg Mortgage Home Loans, Inc., as Owner and Morgan Stanley Dean Witter Credit Corporation, as Servicer, as amended by the Amendment to Master Servicing Agreement, dated as of January 22, 2003 and as reconstituted by the Reconstituted Servicing Agreement, dated as of January 1, 2003, by and among Thornburg Mortgage Home Loans, Inc., Morgan Stanley Dean Witter Credit Corporation and Wells Fargo Bank Minnesota, National Association and acknowledged by Deutsche Bank National Trust Company.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By: /s/Shakti Radhakishun

       Name:  Shakti Radhakishun

       Title:    Vice President

Dated:  January 30, 2003

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated January 27, 2003, between Greenwich Capital Acceptance, Inc., as depositor, and Greenwich Capital Markets, Inc., as the underwriter.

4.1

Pooling and Servicing Agreement, dated as of January 1, 2003, among Greenwich Capital Acceptance, Inc., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of January 1, 2003, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.1

Servicing Agreement, dated as of  March 1, 2002, by and between Wells Fargo Bank Minnesota, National Association, as master servicer and Thornburg Mortgage Home Loans, Inc., as seller and servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002 and Sub-Servicing Acknowledgement Agreement, dated as of March 1, 2002, by and between Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement, dated as of December 1, 2002, with attached Transfer Notice, dated as of January 30, 2003.

99.2

Master Servicing Agreement, dated as of May 1, 2001, between Thornburg Mortgage Home Loans, Inc., as Owner and Morgan Stanley Dean Witter Credit Corporation, as Servicer, as amended by the Amendment to Master Servicing Agreement, dated as of January 22, 2003 and as reconstituted by the Reconstituted Servicing Agreement, dated as of January 1, 2003, by and among Thornburg Mortgage Home Loans, Inc., Morgan Stanley Dean Witter Credit Corporation and Wells Fargo Bank Minnesota, National Association and acknowledged by Deutsche Bank National Trust Company.